Execution Version

CONSENT AND ACKNOWLEDGMENT TO INCREASE NO. 1 UNDER
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT AND ACKNOWLEDGMENT TO INCREASE NO. 1 UNDER FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Consent”) dated as of August 9, 2011, is entered into among GLADSTONE BUSINESS LOAN, LLC, as Borrower (the “Borrower”), GLADSTONE MANAGEMENT CORPORATION, as Servicer (the “Servicer”), KEYBANK, NATIONAL ASSOCIATION, BRANCH BANKING AND TRUST COMPANY (“BB&T”) and ING CAPITAL LLC (“ING”), as Lenders (collectively, the “Lenders”), KEY EQUIPMENT FINANCE INC. (“KEF”), BB&T and ING, as Managing Agents (in such capacity, collectively the “Managing Agents”) and KEF, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the “Credit Agreement” referred to below.

PRELIMINARY STATEMENTS

A. Reference is made to that certain Fourth Amended and Restated Credit Agreement dated as of March 15, 2010 by and among the Borrower, the Servicer, the Lenders, the Managing Agents and the Administrative Agent (as amended, modified, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

B. The Borrower has requested, and the Lender indicated below has agreed to provide, an increase in the Facility Amount in the amount of $10,000,000, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Increase. Pursuant to Section 2.3(c) of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 3 below, the Borrower hereby requests an increase in the Facility Amount of $10,000,000 (the “Increase”). ING hereby consents to such Increase and agrees to provide 100% of the Increase pursuant to a corresponding increase in its Commitment. Each of the Lenders party hereto hereby acknowledge such Increase and waive (i) the delivery of the pro forma calculation required pursuant to Section 2.3(c)(x) of the Credit Agreement, and (ii) the notice, timing and allocation requirements under Section 2.3(c) of the Credit Agreement which would otherwise pertain thereto.

The revised Commitments of the Lenders are set forth on Exhibit A attached hereto.

SECTION 2. Representations and Warranties. The Borrower and the Servicer each hereby represents and warrants to each of the other parties hereto, that:

(a) this Consent constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms;

(b) on the date hereof, before and after giving effect to this Consent no Early Termination Event or Unmatured Termination Event has occurred and is continuing; and

(c) each of the conditions to the effectiveness of the Increase set forth under Section 2.3(c) of the Credit Agreement shall have been satisfied or waived.

SECTION 3. Conditions Precedent. This Consent shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received counterpart signature pages of this Consent, executed by each of the parties hereto.

SECTION 4. Reference to and Effect on the Transaction Documents.

(a) Upon the effectiveness of this Consent, (i) each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby, and (ii) each reference to the Credit Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.

(b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Credit Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Managing Agent or any Lender under the Credit Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 5. Execution in Counterparts. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

SECTION 6. Governing Law. This Consent shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

SECTION 8. Fees and Expenses. The Borrower hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent, Managing Agents or Lenders in connection with the preparation, execution and delivery of this Consent and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, Managing Agents or Lenders with respect thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their respective officers as of the date first above written.

GLADSTONE BUSINESS LOAN, LLC

By:

Name:
Title:

GLADSTONE MANAGEMENT CORPORATION

By:

Name:
Title:

KEY EQUIPMENT FINANCE INC., as Administrative Agent and a Managing Agent

By:

Name:
Title:

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:
Title:

BRANCH BANK AND TRUST COMPANY, as a Lender and a Managing Agent

By:

Name:
Title:

ING CAPITAL LLC, as a Lender and a Managing Agent

By:

Name:
Title:

Exhibit A

Lender	Commitment

KeyBank National Association	$75,000,000

Branch Banking and Trust Company	$27,000,000

ING Capital LLC	$35,000,000